SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 9, 2012
Date of Report (Date of earliest event reported)

GRYPHON RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-53371
 (Commission File Number)

98-0465540
 (IRS Employer Identification Number)

1313 East Maple Street, Suite 201-462
Bellingham, Washington 98225
(Address of principal executive offices)

360.685.4238
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS
Item 8.01 – Other Events

On February 9, 2012, the Board of Directors of Gryphon Resources Inc., a Nevada corporation (the “Company”), authorized cancellation of the L.G. Agreement which the Company had entered on July 19, 2010 and amended on February 27, 2011; and the Cruce Agreement which the Company had entered on January 21, 2011 and amended on January 25, 2011. Cancellation notices have been provided to the vendors of each property and each cancellation is effective February 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON RESOURCES, INC.

/s/ Alan Muller
Alan Muller,
Chair & Chief Executive Officer
Dated:  February 9, 2012